UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2020

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11406	52-1762325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 1.02 Termination of a Material Definitive Agreement

On June 18, 2020, Kadant Inc., a Delaware corporation (“Parent”) and certain of its domestic subsidiaries, Kadant Johnson LLC (“Kadant Johnson”), Kadant Black Clawson LLC (“Kadant Black”) and Verus Lebanon, LLC (“Verus”, and collectively with Parent, Kadant Johnson, and Kadant Black, “Kadant” or “Borrower”), provided written notice to Citizens Bank, N.A. (the “Lender”) of its intent to prepay the entirety of the outstanding principal balance of $18.9 million, together with all accrued interest (the “Prepayment Amount”), under a $21.0 million loan made pursuant to a promissory note dated July 6, 2018 (the “Loan”) in favor of the Lender. The Borrower expects to make the prepayment on July 20, 2020 (the “Payment Date”). On the Payment Date, the Borrower shall also pay a prepayment fee of 1.00% of the outstanding principal balance to be prepaid.
The Loan was repayable in quarterly installments of $262,500 over a ten-year period (“Term”) with any remaining principal balance and accrued interest due upon maturity. Interest on the Loan accrued and was payable quarterly in arrears at a fixed rate of 4.45% per annum. The Borrower was not permitted to prepay the Loan in any amount in the first twelve months of the Term. Any voluntary prepayments would have been subject to a 2.00% prepayment fee if paid in the second twelve months of the Term and are subject to a 1.00% prepayment fee if paid in the third twelve months of the Term. Thereafter, no prepayment fee would have been applied to voluntary prepayment by the Borrower.
The Loan was secured by certain real estate and related personal property of Kadant, pursuant to the Mortgage, Security Agreement and Assignment of Leases and Rents by Parent in favor of the Lender; the Mortgage by Kadant Johnson in favor of the Lender; and the Open-End Mortgage, Security Agreement, and Assignment of Leases and Rents by Verus in favor of the Lender; each dated as of July 6, 2018 (collectively, “Mortgage and Security Agreements”). The properties subject to the Mortgage and Security Agreements are located in Auburn, Massachusetts; Three Rivers, Michigan; and Lebanon, Ohio. Kadant had the right to substitute other real property and/or collateral in the event of the sale of any of the properties subject to the Mortgage and Security Agreements. Parent and the subsidiary owners of the real property also provided certain indemnities to the Lender for hazardous materials and discharges on the property, as is customary in commercial real estate mortgages. The Mortgage and Security Agreements will terminate in connection with the prepayment of the Loan.
The forgoing description of the Loan does not purport to be a complete statement of the terms and conditions of the Loan and is qualified in its entirety by reference to the full text of the Loan filed as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 12, 2018 (the “Loan Form 8-K”). The forgoing descriptions of the Mortgage and Security Agreements do not purport to be complete statements of the terms and conditions of such agreements and are qualified in their entirety by reference to the full text of the Mortgage, Security Agreement, Assignment of Leases and Rents, the Mortgage, and the Open-End Mortgage, Security Agreement, and Assignment of Leases and Rents, filed as Exhibits 99.2, 99.3, and 99.4, respectively, to the Loan Form 8-K.
Parent and the Lender are also party to an existing revolving credit facility, effective as of March 1, 2017, as amended by the first amendment and limited consent dated as of May 24, 2017, and as further amended by the second amendment dated as of December 14, 2018 (the “Second Amendment”) and the third amendment dated as of March 16, 2020 (as amended, the “Credit Agreement”), among Parent, as Borrower, the Foreign Subsidiary Borrowers from time to time parties thereto (as those terms are defined in the Credit Agreement), the several banks and other financial institutions or entities from time to time parties thereto, and the Lender, as Administrative Agent and Multi-currency Administrative Agent, and subject to the limited consent dated as of December 9, 2018 (the “Limited Consent”). Borrowings under the Credit Agreement are guaranteed by certain of the Parent’s domestic subsidiaries pursuant to an amended and restated guarantee agreement, dated as of March 1, 2017, in favor of the Lender, and such guarantees were acknowledged and reaffirmed by those certain subsidiaries pursuant to the Second Amendment.
The foregoing description of the Credit Agreement and related guarantee agreement do not purport to be a complete statement of the parties' rights under those agreements and are qualified in their entirety by reference to the full text of the agreements, which were filed as Exhibits 99.1 and 99.2 to Kadant’s Current Report on Form 8-K on March 7, 2017 with the SEC. The foregoing descriptions of the Limited Consent and the Second Amendment and the Third Amendment do not purport to be complete statements of the parties' rights under those agreements and are qualified in their entirety by reference to the full text of the agreements, which were filed as Exhibits 10.24 and 10.25 to Kadant’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018 on February 26, 2019 and as Exhibit 10.2 to Kadant’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2020, each as filed with the SEC, respectively.

KADANT INC.
Item 8.01 Other Events.

In connection with the prepayment of the Loan, Kadant intends to borrow an aggregate amount of $19 million (the “New Borrowings”) under the Credit Agreement on or around the Payment Date. The New Borrowings are expected to offset the Prepayment Amount and will not materially change the overall level of Kadant’s debt. As a result of the New Borrowings and the prepayment of the Loan, management intends to reduce Kadant’s future interest expense on its debt.

Safe Harbor Statement

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial performance. These forward-looking statements represent our expectations as of the date of this report. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 28, 2019 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our customers’ ability to obtain financing for capital equipment projects; international sales and operations; health epidemics; changes to government regulations and policies around the world; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; cyclical economic conditions affecting the global mining industry; development and use of digital media; currency fluctuations; demand for coal, including economic and environmental risks associated with coal; price increases or shortages of raw materials; dependence on certain suppliers; our acquisition strategy; failure of our information systems or breaches of data security and cybertheft; compliance with government regulations and policies and compliance with laws; implementation of our internal growth strategy; competition; soundness of suppliers and customers; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; loss of key personnel and effective succession planning; protection of intellectual property; fluctuations in our share price; soundness of financial institutions; environmental laws and regulations; climate change; environmental, health and safety laws and regulations; adequacy of our insurance coverage; anti-takeover provisions; and reliance on third-party research.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: June 23, 2020	By:	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer